AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT
    Dated as of June 4, 2025
AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”) among SYSCO CORPORATION, a Delaware corporation (the “Parent Borrower” and, together with the Subsidiary Borrowers (as defined below), the “Borrowers”), SYSCO CANADA, INC., a corporation incorporated under the laws of Canada (the “Canadian Subsidiary Borrower”), SYSCO EU II S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (the “Luxembourg Subsidiary Borrower” and, together with the Canadian Subsidiary Borrower, the “Existing Subsidiary Borrowers”), SYSCO GLOBAL HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansparnkelijkheid) incorporated under the laws of the Netherlands (the “New Borrower” and, together with the Existing Subsidiary Borrowers, the “Subsidiary Borrowers”), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, the ISSUING BANKS party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders party to the Amended Credit Agreement (as defined below).
PRELIMINARY STATEMENTS:
(1)    The Parent Borrower, the Existing Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders parties thereto, the Issuing Banks party thereto and the Administrative Agent have entered into a Credit Agreement dated as of April 29, 2022 (as amended by Amendment No. 1 to the Credit Agreement, dated as of June 11, 2024, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement.
(2)    The Parent Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors have requested, and the parties hereto have agreed, to add the New Borrower as a Subsidiary Borrower under the Existing Credit Agreement and to further amend the Existing Credit Agreement on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:
SECTION 1.Joinder of the New Borrower.
(a)On and as of the Amendment Effective Date (as defined below), the New Borrower hereby (a) ratifies, adopts and joins the Amended Credit Agreement as a party thereto and unconditionally assumes all the obligations of a Subsidiary Borrower thereunder; (b) agrees to be bound by the provisions of the Amended Credit Agreement as if the New Borrower had been an original party thereto as a Subsidiary Borrower and a Borrower thereunder; (c) expressly ratifies and confirms all of the provisions, indemnifications, waivers, releases, restrictions, duties, responsibilities and obligations of the Subsidiary Borrowers and the Borrowers under the
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Amended Credit Agreement, and (d) confirms that, after joining the Amended Credit Agreement as set forth above, the representations and warranties set forth in the Amended Credit Agreement with respect to the New Borrower as a Subsidiary (other than the representations and warranties set forth in Sections 3.04(b), 3.06 and 3.07 of the Amended Credit Agreement) are true and correct in all material respects (without duplication of any materiality qualifier) as of the Amendment Effective Date.
(b)All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Amended Credit Agreement. For purposes of notices hereunder and under the Amended Credit Agreement, the notice address for the New Borrower is the same as that set forth in the Existing Credit Agreement for the other Subsidiary Borrowers.
SECTION 2.Amendments to the Existing Credit Agreement. On and as of the Amendment Effective Date:
(a)Section 1.01 of the Existing Credit Agreement shall be amended to add the following new definition in the appropriate alphabetical order:
“Dutch Subsidiary Borrower” means Sysco Global Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansparnkelijkheid) incorporated under the laws of the Netherlands.
(b)Section 1.01 of the Existing Credit Agreement shall be further amended to amend and restate in its entirety the following definition:
“Subsidiary Borrower” means each of the Canadian Subsidiary Borrower, the Luxembourg Subsidiary Borrower and the Dutch Subsidiary Borrower, in each case, for so long as such Person has not ceased to be a Subsidiary Borrower as provided in Section 2.23.
(c)Section 5.03 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:
(d)5.03    Existence; Conduct of Business. The Parent Borrower will, and will cause each Subsidiary Borrower and each Subsidiary Guarantor to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence (in the case of the Parent Borrower, in the United States, in the case of the Canadian Subsidiary Borrower, in Canada, in the case of the Luxembourg Subsidiary Borrower, in Luxembourg, and in the case of the Dutch Subsidiary Borrower, in the Netherlands) and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that (a) the foregoing shall not prohibit any merger, amalgamation or consolidation permitted under Section 6.03 and (b) the Parent Borrower shall not be required to preserve the corporate existence of any Subsidiary Guarantor or any right or franchise if the Parent Borrower determines that the preservation thereof is no longer desirable in the conduct of the business of the Parent Borrower or the applicable Subsidiary.
(e)Section 10.12 of the Existing Credit Agreement shall be amended by adding the following sentence at the end thereof:
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“For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person.”
SECTION 3.Conditions of Effectiveness. This Amendment shall become effective on the date on which the following conditions shall have been satisfied (such date, the “Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received from (i) the Lenders party hereto constituting all of the Lenders under the Existing Credit Agreement, (ii) the Parent Borrower, (iii) the Existing Subsidiary Borrowers, (iv) the New Borrower, (v) the Subsidiary Guarantors party hereto constituting all of the Subsidiary Guarantors party to the Existing Credit Agreement, and (vi) the Administrative Agent, in each case, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include email transmission of a signed signature page of this Amendment) that such party has signed and delivered a counterpart of this Amendment.
(b)The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (i) King & Spalding LLP, special counsel for the New Borrower, covering such matters as to New York law as the Administrative Agent may reasonably request, and (ii) Allen Overy Shearman Sterling LLP, special Dutch counsel for the Administrative Agent, covering such matters as to the laws of the Netherlands as the Administrative Agent may reasonably request. The New Borrower hereby requests each such counsel to deliver its or his respective opinion.
(c)The Administrative Agent shall have received in respect of the New Borrower (i) a copy of its certificate of incorporation, (ii) a copy of its articles of association, (iii) a copy of a resolution of its board of directors or equivalent body evidencing the authorization of the transactions contemplated by this Amendment and the Amended Credit Agreement and each of the documents contemplated thereby, and (iv) a certificate of the New Borrower (signed by an officer or director) confirming that no borrowing limits binding on it have been exceeded and certifying each document referred to in clauses (i) through (iii) above is true, correct, complete and in full force and effect.
(d)The Administrative Agent shall have received a certificate of the New Borrower (signed by an officer or director of the New Borrower) certifying the names and true signatures of the officers and directors of the New Borrower authorized to sign this Amendment and each of the others documents to be delivered hereunder.
(e)At least three days prior to the Amendment Effective Date, the Lenders shall have received (i) all documentation and other information in respect of the New Borrower required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, and (ii) a Beneficial Ownership Certification from the New Borrower to the extent it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, to the extent requested in writing (which may be by e-mail) at least five days prior to the Amendment Effective Date.
Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Existing Credit Agreement, for purposes of determining compliance with the
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conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
SECTION 4.Consent. The Parent Borrower, each Existing Subsidiary Borrower and each Subsidiary Guarantor hereby expressly consents to the joinder of the New Borrower as a Borrower and a Subsidiary Borrower and to the amendments contemplated by this Amendment, and the Parent Borrower and each Subsidiary Guarantor hereby ratifies and reaffirms the Guarantee under Article VIII of the Existing Credit Agreement and all of such party’s respective duties, indebtedness and liabilities under the Existing Credit Agreement.
SECTION 5.Reference to and Effect on the Existing Credit Agreement and Notes. (a) On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes (if any) to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(a)The Existing Credit Agreement and the Notes (if any), as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Credit Agreement or any Notes, nor constitute a waiver of any provision of the Existing Credit Agreement or any Notes.
SECTION 6.Costs and Expenses. The Parent Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.03 of the Amended Credit Agreement.
SECTION 7.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.Miscellaneous. Sections 10.06 (Counterparts; Integration; Effectiveness; Electronic Execution), 10.09 (Governing Law; Jurisdiction; Consent to Service of Process) and 10.10 (WAIVER OF JURY TRIAL) of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.
[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK].
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SYSCO CORPORATION, as Parent Borrower
By: ___/s/ Anthony Walker___________________
Name: Anthony Walker
Title: Vice President, Tax
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

CANADIAN SUBSIDIARY BORROWER:
SYSCO CANADA, INC.
By: /s/ Anthony Walker ___________
Name: Anthony Walker
Title: Vice President, Tax
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

LUXEMBOURG SUBSIDIARY BORROWER:
SYSCO EU II S.À R.L.
By: /s/ Anthony Walker___________________
Name: Anthony Walker
Title: Class A Manager
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

NEW SUBSIDIARY BORROWER:
SYSCO GLOBAL HOLDINGS B.V.
By: /s/ Owen Fitzgerald_____________________
Name: Owen Fitzgerald
Title: Director
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

SUBSIDIARY GUARANTORS:
SYSCO ALBANY, LLC
SYSCO ASIAN FOODS, INC.
SYSCO ATLANTA, LLC
SYSCO BALTIMORE, LLC
SYSCO BARABOO, LLC
SYSCO BOSTON, LLC
SYSCO CENTRAL ALABAMA, LLC
SYSCO CENTRAL CALIFORNIA, INC.
SYSCO CENTRAL FLORIDA, INC.
SYSCO CENTRAL ILLINOIS, INC.
SYSCO CENTRAL PENNSYLVANIA, LLC
SYSCO CHARLOTTE, LLC
SYSCO CHICAGO, INC.
SYSCO CINCINNATI, LLC
SYSCO CLEVELAND, INC.
SYSCO COLUMBIA, LLC
SYSCO CONNECTICUT, LLC
SYSCO DETROIT, LLC
SYSCO EASTERN MARYLAND, LLC
SYSCO EASTERN WISCONSIN, LLC
SYSCO GRAND RAPIDS, LLC
SYSCO GULF COAST, LLC
SYSCO HAMPTON ROADS, INC.
SYSCO HAWAII, INC.
SYSCO INDIANAPOLIS, LLC
SYSCO IOWA, INC.
SYSCO JACKSON, LLC
SYSCO JACKSONVILLE, INC.
SYSCO KANSAS CITY, INC.
SYSCO KNOXVILLE, LLC
SYSCO LINCOLN, INC.
SYSCO LONG ISLAND, LLC
SYSCO LOS ANGELES, INC.
SYSCO LOUISVILLE, INC.
SYSCO MEMPHIS, LLC
SYSCO METRO NEW YORK, LLC
SYSCO MINNESOTA, INC.
SYSCO MONTANA, INC.
SYSCO NASHVILLE, LLC
SYSCO NORTH DAKOTA , INC.
SYSCO NORTHERN NEW ENGLAND, INC.
SYSCO PHILADELPHIA, LLC
SYSCO PITTSBURGH, LLC
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

SYSCO PORTLAND, INC.
SYSCO RALEIGH, LLC
SYSCO RIVERSIDE, INC.
SYSCO SACRAMENTO, INC.
SYSCO SAN DIEGO, INC.
SYSCO SAN FRANCISCO, INC.
SYSCO SEATTLE, INC.
SYSCO SOUTH FLORIDA, INC.
SYSCO SOUTHEAST FLORIDA, LLC
SYSCO SPOKANE, INC.
SYSCO ST. LOUIS, LLC
SYSCO SYRACUSE, LLC
SYSCO USA I, INC.
SYSCO USA II, LLC
SYSCO USA III, LLC
SYSCO VENTURA, INC.
SYSCO VIRGINIA, LLC
SYSCO WEST COAST FLORIDA, INC.
SYSCO WESTERN MINNESOTA, INC.

Each by: ___/s/ Anthony Walker______________
Name: Anthony Walker
Title: Vice President, Tax

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        (Sysco Corporation)
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BANK OF AMERICA, N.A., as Administrative Agent
By: _/s/ Michelle D. Diggs___________________
Name: Michelle D. Diggs
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

BANK OF AMERICA, N.A., as Lender, Swingline Lender and Issuing Bank
By: _/s/ John Dorost________________________
Name: John Dorost
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

WELLS FARGO BANK, N.A., as Lender and Issuing Bank
By: __/s/ Carl Hinrichs______________________
Name: Carl Hinrichs
Title: Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

JPMORGAN CHASE BANK, N.A., as Lender and Issuing Bank
By: _/s/ Charles W. Shaw____________________
Name: Charles W. Shaw
Title: Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

GOLDMAN SACHS BANK USA, as Lender and Issuing Bank
By: _/s/ Dan Martis_________________________
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender and Issuing Bank
By: __/s/ Victoria Roberts___________________
Name: Victoria Roberts
Title: Authorized Signatory
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By: __/s/ Ming K. Chu______________________
Name: Ming K. Chu
Title:
By: __/s/ Alison Lugo_______________________
Name: Alison Lugo
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

PNC BANK, NATIONAL ASSOCIATION, as Lender
By: _/s/ David Tsai__________________________
Name: David Tsai
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

PNC BANK CANADA BRANCH, as Lender
By: _/s/ Cameron Ruff______________________
Name: Cameron Ruff
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

TRUIST BANK, as Lender
By: _/s/ Lisa Garling_______________________
Name: Lisa Garling
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

U.S. BANK NATIONAL ASSOCIATION, as Lender
By: _/s/ Trevor Pahn________________________
Name: Trevor Pahn
Title: Assistant Vice President
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By: _/s/ Cindy Hwee________________________
Name: Cindy Hwee
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

THE BANK OF NOVA SCOTIA, as Lender
By: _/s/ Todd Kennedy______________________
Name: Todd Kennedy
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

BANK OF MONTREAL, as Lender
By: _/s/ R. Blake Beavers____________________
Name: R. Blake Beavers
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

BARCLAYS BANK PLC, as Lender
By: __/s/ Nathan Wolski_____________________
Name: Nathan Wolski
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

BNP PARIBAS, as Lender
By: ___/s/ David Foster _____________________
Name: David Foster
Title: Director
By: __/s/ Claudia Zarate ________________
Name: Claudia Zarate
Title: Managing Director
[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Lender
By: _/s/ Shane Bownds ______________
Name: Shane Bownds
Title: Managing Director
By: __/s/ Hunter Odom _____________
Name: Hunter Odom
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

LLOYDS BANK PLC, as Lender
By: _/s/ Vivkar Tiwana__________________
Name: Vivkar Tiwana
Title: Associate Director, Lending Execution

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

THE HUNTINGTON NATIONAL BANK, as Lender
By: __/s/ Martin H. McGinty_________________
Name: Martin H. McGinty
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

THE NORTHERN TRUST COMPANY, as Lender
By: __/s/ Keith L. Burson_________________
Name: Keith L. Burson
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]

ZIONS BANCORPORATION, N.A. DBA ZIONS FIRST NATIONAL BANK, as Lender
By: __/s/ Jeff Pero__________________________
Name: Jeff Pero
Title: SVP

[Signature Page to Amendment No. 2 to Credit Agreement (Sysco Corporation)]